UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

CYCLERION THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

301 Binney Street

Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (857) 327-8778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At Cyclerion Therapeutics, Inc.’s (“Cyclerion” or the “Company”) annual meeting of stockholders held on June 16, 2020, as contemplated by the Company’s definitive proxy material for the meeting, certain matters were submitted to a vote of stockholders. The following tables summarize the results of voting with respect to each matter:

1. Election of Directors:

	For	Against	Withheld	Broker Non-Votes
Kevin Churchwell, M.D.	17,441,940	0	12,954	2,236,855
George Conrades	16,805,918	0	648,976	2,236,855
Marsha Fanucci	17,392,164	0	62,730	2,236,855
Peter M. Hecht, Ph.D.	17,444,180	0	10,714	2,236,855
Ole Isacson, M.D., Ph.D.	17,440,840	0	14,054	2,236,855
Stephen Lovell	17,444,121	0	10,773	2,236,855
Terrance McGuire	17,401,733	0	53,161	2,236,855
Michael Mendelsohn, M.D.	17,400,084	0	54,810	2,236,855
Amy Schulman	17,440,634	0	14,260	2,236,855

2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain
19,675,633	12,406	3,710

Item 7.01.	Regulation FD Disclosure.

On June 18, 2020, the Company issued a press release announcing that it will host a webcast investor event on July 9, 2020 from 8:15 a.m. to 9:30 a.m. Eastern Time. The Company also announced that dosing has been completed in the ongoing IW-6463 translational pharmacology clinical study. Topline study data are expected in late summer 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

This webcast event will focus on IW-6463, the Company’s investigational, orally administered, once-daily CNS-penetrant sGC stimulator designed for the treatment of serious CNS diseases. Cyclerion’s clinical and scientific leaders will discuss:

•	Potential to harness the nitric oxide/sGC system for treating serious CNS diseases

•	IW-6463 preclinical and Phase 1 clinical study data

•	Design of the ongoing IW-6463 translational pharmacology clinical study

•	Anticipated development directions for our potential CNS therapies

To join the live webcast, please visit the “Investors and Media” section of the Cyclerion website at www.cyclerion.com at least 15 minutes prior to the start of the event.

A webcast replay will be available on the Cyclerion website beginning approximately two hours after the event and will be archived for 21 days.

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This report and the webcast may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements about the anticipated timing of release of topline results of our clinical trials; the progression of our discovery programs into clinical development; and the business and operations of Cyclerion. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include the risks listed under the heading “Risk Factors” and elsewhere in our 2019 Form 10-K filed on March 12, 2020, and in Cyclerion’s subsequent SEC filings, including the Form 10-Q filed on May 4, 2020, including without limitation risks relating to IW-6463. Investors are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements (except as otherwise noted) would speak only as of the respective dates of this report and the webcast, and Cyclerion undertakes no obligation to update these forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d)

Exhibit No.	Description

99.1	Press Release of Cyclerion Therapeutics, Inc. dated June 18, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclerion Therapeutics, Inc.

Dated: June 18, 2020	By:	/s/ William Huyett
		Name:	William Huyett
		Title:	Chief Financial Officer

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